Exhibit 32.1
CERTIFICATION
In connection with this quarterly report of Call Now, Inc. (the “Company”) on Form 10-QSB for the quarter ended September 30, 2007, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Thomas R Johnson, Chief Executive Officer and Chief Financial Officer of Call Now, Inc., certify, pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The quarterly report on Form 10-QSB for the quarterly period ended September 30, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
November 9, 2007

/s/ Thomas R. Johnson Thomas R. Johnson
Chief Executive Officer and
Chief Financial Officer

16